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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                 FORM 8-K
                              CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                               June 14, 1995
       --------------------------------------------------------------
              Date of Report (Date of earliest event reported)


                       WALLACE COMPUTER SERVICES, INC.
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           (Exact name of registrant as specified in its charter)


            Delaware                  1-6528            36-2515832
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  (State or other jurisdiction     (Commission      (IRS Employer
  of incorporation)                File Number)     Identification No.)


      4600 West Roosevelt Road, Hillside, Illinois           60162-2079
  ----------------------------------------------------   -------------------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (312) 626-2000
                                                     ----------------

                 INFORMATION TO BE INCLUDED IN THE REPORT

Item 5 - Other Events

Attached as Exhibit 1 is the Amended and Restated By-Laws of Registrant effective as of June 14, 1995.

Attached as Exhibit 2 is the Agreement made and entered into as of January 1, 1995 between Registrant and Robert J. Cronin.

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 18, 1995              Wallace Computer Services, Inc.
                                            (Registrant)

                                         /s/ Michael T. Laudizio
                                  -------------------------------------
                                           Michael T. Laudizio
                                                Secretary